EXHIBIT 10(I)

ANDERSEN ANDERSEN & STRONG, L.C.                 941 East 3300 South, Suite 220
Certified Public Accountants and Business        Salt Lake City, Utah, 84106
 Consultants Board                                       Telephone 801-486-0096
 Member SEC Practice Section of the AICPA                     Fax 801-486-0098
                                                    E-mail Kandersen @ msn.com


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


RUBINCON VENTURES INC.


We hereby consent to the use of our report dated December 20, 1999, for the period ended September 30, 1999 to be included in the form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.


                                           /s/    "Andersen, Andersen & Strong"
                                          -------------------------------------
                                               ANDERSEN ANDERSEN & STRONG, L.C.


December 20, 1999
Salt Lake City, Utah



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